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                                                                    EXHIBIT 99.2

FOR IMMEDIATE RELEASE

Contacts:         Peter A. Cohen
                  Concerto Software
                  978-952-0355
                  pcohen@davox.com

         Davox Corporation Completes Acquisition of CELLIT Technologies

    Companies Combine to Form Concerto Software, Deliver Unified CIM Solution

WESTFORD, Mass., and MIAMI - January 16, 2002 - Davox Corporation (NASDAQ:
DAVX), a proven provider of customer interaction management (CIM) solutions, today announced that it has completed the acquisition of CELLIT, Inc., a privately held provider of comprehensive CIM solutions for contact centers. Davox announced the signing of the definitive agreement on January 10, 2002.

With the completion of the acquisition, Davox and CELLIT are now doing business as Concerto Software, Inc. Concerto Software provides a unique, comprehensive customer interaction management solution that allows companies to more effectively manage customer communication across all interaction channels, including telephone, fax, email and the Web. This integrated solution can be rapidly deployed to enable companies to better communicate with customers, improve customer service, and reduce operating costs.

"The merger of Davox and CELLIT brings together corporate stability and technology innovation in a manner that should have a notable impact on new models for customer interaction management," said Robert Mirani, CRM research director, The Yankee Group. "With its complementary technologies, the new company is poised to secure a leadership position by delivering solutions that address immediate and future customer needs for a truly comprehensive CIM platform."

About Davox

Davox Corporation (NASDAQ: DAVX) is a proven provider of customer interaction management solutions that help companies more effectively manage customer interactions via telephone, email and the Internet. Davox solutions are used by more than 1,000 companies worldwide - including banks, telecommunications firms, utilities and retailers - to provide premium customer service, and to successfully establish and build valuable customer relationships. For further information, visit the Davox Web site at www.davox.com.

About CELLIT

CELLIT is a leading global provider of comprehensive Customer Interaction Management solutions for contact centers. The company's unified solution, ContactPro(TM), incorporates inbound automatic call distribution with skills- and rules-based routing, outbound predictive dialing, interactive voice response, email management, web chat and collaboration, voice messaging, monitoring, recording and reporting, therefore eliminating the complex multi-vendor integration required in traditional environments. For more information, visit www.cellit.com.

                                    - more -

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                                            Davox Completes Acquisition / Page 2

Note: Davox is a registered trademark of Davox Corporation. Concerto Software is a trademark of Davox Corporation. CELLIT and ContactPro are trademarks of CELLIT, Inc. All other trademarks are the property of their respective owners.

In addition to historical information contained herein, this press release contains forward-looking statements concerning future expected financial, operating results, and product and marketing strategies. Forward-looking statements in this release include, but are not limited to, estimates of future business prospects or financial results and statements containing the words "believe", "estimate", "project", "expect" or similar expressions. Davox's future actual results could differ materially from the forward-looking statements discussed or implied herein because of risks or uncertainties including, but not limited to, the difficulty of integrating two complex businesses, failure to achieve the beneficial synergies expected from the transaction, the potential for loss of key employees during the integration process, the difficulty in the development, marketing or selling of the Davox solution, risks associated with competition and competitive pricing pressures, technological change, new product introduction and market acceptance, stock price volatility, the ability of Davox to attract and retain key personnel, general economic conditions in the United States and worldwide markets served by Davox, and those other factors discussed from time to time in Davox's public reports filed with the Securities and Exchange Commission, such as those discussed under "Certain Factors That May Affect Future Results" in Davox's quarterly reports on Form 10-Q and annual report on Form 10-K. All forward-looking statements and reasons why results might differ included in this release are made as of the date hereof, and Davox assumes no obligation to update any such forward-looking statements or reasons why results might differ.

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